File: FLGSRAE.TXT

                                   ENROLLMENT
                                      FORM
                                  FOR TIAA-CREF
                                     GROUP
                                  SUPPLEMENTAL
                                   RETIREMENT
                                     ANNUITY
                                  CERTIFICATES

                           FOR PLANS COVERED BY ERISA

IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan.
It's Easy to Enroll Just complete the enrollment form and return it to your benefits office.

Questions?
Call our Enrollment Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (FLA.)
Instructions for filling out the ENROLLMENT FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%. NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776. Notice of Spouse's Right to Annuity Death Benefits

Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. note:

Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information. You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.) CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GSRA (ERISA) 9/97 FLA.

ENROLLMENT FORM for TIAA and CREF
GROUP SUPPLEMENTAL Retirement Annuity CERTIFICATES

Please type or print in ink and provide all information requested. L

1. Personal Information
Last Name First   Middle   [ ] Mr.    [ ] Mrs.    [ ] Ms.    [ ] Dr.   [ ] Other
Mailing Address    Street City State Zip Code
Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name
(    ) [ ]  M   [ ] F Mo.         Day          Yr.
Employing Institution Campus/Branch  Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? [ ] Yes [ ] No

From what company?                          Contract Number

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA    TIAA     CREF    CREF    CREF    CREF     CREF     CREF     CREF    CREF

Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond

%      %      %     %      %      %      %      %     %      %      =       100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults.

Your right to transfer all or part of your TIAA and CREF accumulations may be limited in accordance with your employer's plan. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed                             Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver. Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

         Signed (Spouse)   Soc. Sec. No.    Date
         Notary or Plan Representative   Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. [ ]

                                            Code
G10.3.2E (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(c) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

ENROLLMENT FORM
For TIAA-CREF Group
Supplemental Retirement Annuity
Certificates
For Plans Covered By ERISA
IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan.
It's Easy
to
Enroll
Just complete the enrollment  form
and  return it to your  benefits  office.
Questions?
Call our Enrollment  Hotline  at
1 800  842-2888
8am - 11pm  ET  weekdays
9/97  edition
Instructions  for filling out the ENROLLMENT FORM
1. Personal  Information


Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age,

we will assume age 65 when preparing your benefit illustrations.

We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits

Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. note:
Please  read all  information  and sign  where  indicated.

5.  Waiver of spouse's right to a preretirement  survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates and interests in the TIAA Real Estate Account are distributed by
TIAA-CREF  Individual &  Institutional  Services.
Standard GSRA (ERISA) 9/97
ENROLLMENT  FORM  for  TIAA  and  CREF
GROUP  SUPPLEMENTAL  Retirement  Annuity CERTIFICATES
Please type or print in ink and provide all information  requested. L
1.  Personal  Information
Last Name  First  Middle n Mr. n Mrs. n Ms. n Dr. n
Other Mailing  Address Street City State Zip Code
Daytime  Telephone  Number Sex Date of Birth  Social  Security
Number  Spouse's  Name
( ) n M n F Mo.  Day Yr.
Employing Institution Campus/Branch Job Title/Position

         Existing Contracts Will these annuity contracts replace an existing annuity from another company? n
Yes   n No
         From what company?                                    Contract Number
         Your      Retirement      Income      Starting      Date      The
first      day      of      (Month)
(Year)               , or at the age of     .
         2. Your Premium Allocation

TIAA     TIAA     CREF     CREF    CREF     CREF     CREF     CREF
CREF    CREF
         Traditional       Real Estate      Stock    Money Market  Social Choice
    Bond Market       Global
Equities Growth   Equity Index      Inflation-Linked Bond
                  %        %        %       %        %        %        %
 %       %        %        =
100%
         3. Your Designation of Beneficiary
         Name(s) of Primary Beneficiary(ies)Relationship to You    Date of Birth
Social Security Number
         Name(s) of Contingent Beneficiary(ies)      Relationship to You
Date of Birth    Social    Security Number
4. Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.
You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of
service,  may  be  prohibited,   limited,  and/or  subject  to  substantial  tax
penalties. The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults.

Your right to transfer all or part of your TIAA and CREF accumulations may be limited in accordance with your employer's plan.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed Date
5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.
Consent by Spouse (must be witnessed)

With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse)      Soc. Sec. No.      Date
Notary or Plan Representative           Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code
G10.3.2E  (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning.

People  who  file
applications for insurance or statements of claim commit a fraudulent insurance act if they:

o knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

o knowingly include in their application or statement of claim any materially false or misleading information; and/or
o knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.

A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note:

Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation.

Colorado  residents,  please note:
Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (ERISA) 9/97

ENROLLMENT FORM
For TIAA-CREF Group
Supplemental Retirement Annuity
Certificates
For Plans Covered By ERISA
IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan.
It's Easy
to
Enroll
Just complete the enrollment  form
and  return it to your  benefits  office.
Questions?
Call our Enrollment  Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (FLA.)
Instructions  for filling out the ENROLLMENT FORM
1. Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.
2. Your premium allocation
You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.
4. note:
Please read all information and sign where indicated.
5. Waiver of spouse's right to a
preretirement  survivor  death benefit
If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.

Standard  GSRA  (ERISA)  9/97  FLA.
ENROLLMENT  FORM for  TIAA  and CREF
GROUP SUPPLEMENTAL  Retirement  Annuity  CERTIFICATES
Please type or print in ink and provide all information  requested.  L
1. Personal  Information
Last Name First  Middle n Mr. n Mrs. n Ms. n Dr. n Other
Mailing  Address  Street City State Zip Code
Daytime  Telephone Number Sex Date of Birth Social Security Number Spouse's
Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

         Existing Contracts Will these annuity contracts replace an existing annuity from another company? n
Yes   n No
         From what company?                                      Contract Number
         Your      Retirement      Income      Starting      Date      The
first      day      of      (Month)
(Year)               , or at the age of     .
         2. Your Premium Allocation
         TIAA     TIAA     CREF     CREF    CREF     CREF     CREF     CREF
CREF    CREF
         Traditional       Real Estate      Stock    Money Market  Social Choice
Bond Market       Global Equities Growth   Equity

Index      Inflation-Linked Bond
                  %        %        %       %        %        %        %
%       %        %        =
100%
         3. Your Designation of Beneficiary
         Name(s) of Primary Beneficiary(ies)Relationship to You    Date of Birth
    Social Security Number
         Name(s) of Contingent Beneficiary(ies)      Relationship to You
Date of Birth    Social    Security
Number
4. Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.
You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of
service,  may  be  prohibited,   limited,  and/or  subject  to  substantial  tax
penalties. The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults.

Your right to transfer all or part of your TIAA and CREF accumulations may be limited in accordance with your employer's plan.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed               Date
5. Consent to Waiver of Spouse's Right to a  Preretirement  Survivor
Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be  witnessed)
With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.
Signed  (Spouse) Soc. Sec. No.     Date
Notary or Plan  Representative     Date
Signature  of Florida  Licensed  Agent
LIC.  NO.  593282667
If you would like to receive CREF's Statement of Additional  Information,  which supplements the CREF  prospectus,  check here. n Code
G10.3.2E  (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (ERISA) 9/97 FLA.

ENROLLMENT FORM
For TIAA-CREF Group
Supplemental Retirement Annuity
Certificates
For Plans Covered By ERISA
IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan.
It's Easy
to
Enroll
Just complete the enrollment  form
and  return it to your  benefits  office.
Questions?
Call our
Enrollment  Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (CA)
Instructions  for filling out the ENROLLMENT FORM
1. Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE:
These annuity certificates are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's Right to Annuity Death Benefits

Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each certificate at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the enrollment form. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. note:
Please  read all  information  and sign  where  indicated.

5. Waiver of spouse's right to a
preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this enrollment form, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary.

Consent by Spouse

By  signing  this
consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF certificates are
distributed  by TIAA-CREF  Individual &  Institutional  Services.

Standard GSRA (ERISA) 9/97 CA
ENROLLMENT FORM for TIAA and CREF
GROUP SUPPLEMENTAL  Retirement Annuity  CERTIFICATES
Please type or print in ink and  provide all  information requested. L

1. Personal Information
Last Name First Middle n Mr. n Mrs. n Ms. n   Dr. n Other
Mailing Address Street City State Zip Code
Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr.
Employing Institution Campus/Branch Job Title/Position

         Existing Contracts Will these annuity contracts replace an existing annuity from another company? n
Yes   n No
         From what company?                                     Contract Number
         Your      Retirement      Income      Starting      Date      The
first      day      of      (Month)
(Year)               , or at the age of     .
         2. Your Premium Allocation
         TIAA     TIAA     CREF     CREF    CREF     CREF     CREF     CREF
CREF    CREF
         Traditional       Real Estate      Stock    Money Market

Social Choice    Bond Market       Global     Equities Growth   Equity Index
Inflation-Linked Bond
                  %        N/A      %       %        %        %        %
%       %        %        %
=        100%
         3. Your Designation of Beneficiary
         Name(s) of Primary Beneficiary(ies)Relationship to You    Date of Birth
Social Security Number
         Name(s) of Contingent Beneficiary(ies)      Relationship to You
Date of Birth    Social    Security
Number
4. Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.
You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of
service,  may  be  prohibited,   limited,  and/or  subject  to  substantial  tax
penalties. The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults.

Your right to transfer all or part of your TIAA and CREF accumulations may be limited in accordance with your employer's plan.

CREF account  accumulations and
benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under
ERISA, each certificate gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed Date
5. Consent to Waiver of Spouse's Right to a  Preretirement  Survivor
Death Benefit
If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver.

Consent by Spouse (must be witnessed)
With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these certificates will be paid to the beneficiaries as specified above.

Signed (Spouse) Soc. Sec. No.     Date
Notary or Plan Representative     Date
If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code
G10.3.2E  (10/95) CA
(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (ERISA) 9/97 CA

                                                 File: CASRAE.TXT

APPLICATION
For TIAA-CREF Supplemental
Retirement Annuity Contracts
For Plans Covered By ERISA

IMPORTANT: This application is for personal tax-deferred savings only, not your institution's basic retirement plan. It's Easy to Enroll Just complete the application and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (CA)

Instructions for filling out the application

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter. You can change your allocation of future premiums anytime. If your allocation does not total 100%, or if we receive your premiums before we receive your application, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity contracts are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each contract; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

Notice of Spouse's  Right to Annuity Death  Benefits

Your employer's tax-deferred annuity plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Under ERISA, your surviving spouse has a right to an annuity worth 50% of the value of your accumulation under each contract at your date of death, unless your spouse consents to the designation of another primary beneficiary. To permit someone other than your spouse to receive more than 50% of the annuity death benefit, your spouse must sign the consent in Section 5 of the application. A spouse's consent will not be valid with respect to any different spouse you may have in the future.

4. NOTE: Please read all information and sign where indicated.

5. Waiver of spouse's right to a preretirement survivor death benefit

If you are married and you have not named your spouse as your primary beneficiary for at least 50% of your annuity death benefits, then by signing this application, you are waiving your spouse's right to a preretirement survivor death benefit and your spouse must agree to this waiver by signing the consent. Generally, you can make this waiver only if you're at least 35. If you're under 35, please contact your Benefits Office for more information.

You can revoke the waiver any time before your annuity income begins by naming your spouse as your primary beneficiary. Consent by Spouse By signing this consent, your spouse is giving up all rights to receive the preretirement survivor benefit. Your spouse cannot revoke consent once it has been given. Any survivor benefits payable before annuity income payments begin will be paid to the beneficiary(ies) you named. (Your spouse's signature must be witnessed by your employer's plan representative or a notary public.)

CREF  certificates  are  distributed  by TIAA-CREF  Individual  &  Institutional
Services.   Standard  SRA  (ERISA)  9/97  CA  Application   for  TIAA  and  CREF
SUPPLEMENTAL Retirement Annuity Contracts

Please type or print in ink and provide all information requested. K

1. Personal Information

Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? n Yes n No From what company? Contract Number Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. You cannot assign or take loans from these contracts. Distributions before age 59 1/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.

Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

Under ERISA, each contract gives your spouse the right to an annuity worth 50% of the value of your accumulations at the date of your death. Your spouse must consent below to any beneficiary designation that doesn't meet this requirement.

I have read and understood all provisions of this application. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date

5. Consent to Waiver of Spouse's Right to a Preretirement Survivor Death Benefit

If you have waived your spouse's right to a preretirement survivor death benefit under ERISA by naming other primary beneficiaries for more than 50% of any death benefit, your spouse must consent to the waiver. Consent by Spouse (must be witnessed) With this consent I am voluntarily and irrevocably giving up my right to a qualified preretirement survivor death benefit under ERISA. I recognize that any preretirement death benefit payable under these contracts will be paid to the beneficiaries as specified above.

         Signed (Spouse)   Soc. Sec. No.    Date
         Notary or Plan Representative   Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
1210.2.3E (10/95)  CA
(C) 1997 Teachers Insurance and Annuity Association  o   College Retirement
    Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard SRA (ERISA) 9/97 CA